The Clorox Company

Three months ended June 30, 2024
Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures (1)	Foreign Exchange Impact	Price Mix and Other (2)	Organic Sales Growth/ (Decrease) (Non-GAAP) (3)	Organic Volume (4)
Health and Wellness	—%	2%	—%	—%	(2)%	—%	2%
Household	(10)	(5)	—	—	(5)	(10)	(5)
Lifestyle	(2)	—	—	—	(2)	(2)	—
International (4)	(11)	(15)	(15)	(1)	1	5	4
Total Company (4)(5)	(6)%	(4)%	(2)%	(1)%	(2)%	(3)%	(1)%

Twelve months ended June 30, 2024
Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures (1)	Foreign Exchange Impact	Price Mix and Other (2)	Organic Sales Growth/ (Decrease) (Non-GAAP) (3)	Organic Volume (4)
Health and Wellness	(2)%	(4)%	—%	—%	2%	(2)%	(4)%
Household	(7)	(8)	—	—	1	(7)	(8)
Lifestyle	(5)	(6)	—	—	1	(5)	(6)
International (4)	(2)	(5)	(4)	(21)	23	23	—
Total Company (4)(5)	(4)%	(6)%	(1)%	(3)%	5%	—%	(5)%
(1)The Argentina divestiture impact is calculated as net sales from the Argentina business after March 20, the divestiture date, until the end of the three and twelve month periods for the year-ago periods.
(2)This represents the net impact on net sales growth / (decrease) from pricing actions, mix and other factors.
(3)Organic sales growth/ (decrease) is defined as net sales growth / (decrease) excluding the effect of any acquisitions and divestitures and foreign exchange rate changes. See “Non-GAAP Financial Information” below for reconciliation of organic sales growth/ (decrease) to net sales growth/ (decrease), the most directly comparable GAAP financial information.
(4)Organic volume represents volume excluding the effect of any acquisitions and divestitures. In the three months ended June 30, 2024, the volume impact of divestitures was (19%) and (3%) for International and Total Company, respectively. In the twelve months ended June 30, 2024, the volume impact of divestitures was (5%) and (1%) for International and Total Company, respectively.
(5)Total company includes Corporate and Other.

The Clorox Company

Non-GAAP Financial Information
Management believes that the presentation of organic sales growth / (decrease) is useful to investors because it excludes sales from any acquisitions and divestitures, which results in a comparison of sales only from the businesses that the company was operating throughout the relevant periods, and the impact of foreign exchange rate changes, which are out of the control of the company and management. However, organic sales growth / (decrease) may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded.

The Clorox Company
The following table provides a reconciliation of organic sales growth / (decrease) (non-GAAP) to net sales growth / (decrease) (GAAP), the most comparable GAAP measure:

	Three months ended June 30, 2024
	Percentage change versus the year-ago period
	Health and Wellness	Household	Lifestyle	International	Total Company (1)
Net sales growth / (decrease) (GAAP)	—%	(10)%	(2)%	(11)%	(6)%
Add: Foreign Exchange	—	—	—	1	1
Add/(Subtract): Divestitures/Acquisitions (2)	—	—	—	15	2
Organic sales growth / (decrease) (non-GAAP)	—%	(10)%	(2)%	5%	(3)%

	Twelve months ended June 30, 2024
	Percentage change versus the year-ago period
	Health and Wellness	Household	Lifestyle	International	Total Company (1)
Net sales growth / (decrease) (GAAP)	(2)%	(7)%	(5)%	(2)%	(4)%
Add: Foreign Exchange	—	—	—	21	3
Add/(Subtract): Divestitures/Acquisitions (2)	—	—	—	4	1
Organic sales growth / (decrease) (non-GAAP)	(2)%	(7)%	(5)%	23%	—%

(1)Total company includes Corporate and Other.
(2)The Argentina divestiture impact is calculated as net sales from the Argentina business after March 20, the divestiture date, until the end of the three and twelve month periods for the year-ago periods.

The Clorox Company
Supplemental Unaudited Condensed Information – Gross Margin Drivers

The table below provides details on the drivers of gross margin change versus the year-ago period.

Driver	Gross Margin Change vs. Prior Year (basis points)
	FY23					FY24
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cost Savings	+180	+170	+150	+210	+180	+220	+170	+140	+170	+180
Price Changes	+530	+680	+750	+670	+660	+470	+380	+420	+10	+300
Market Movement (commodities)	-330	-240	-230	-230	-260	-20	0	-20	+60	+10
Manufacturing & Logistics	-350	-100	-120	-140	-180	0	+10	-210	+190	+60
All other (1) (2) (3) (4) (5)	-140	-190	+40	+50	-40	-430	+170	-290	-50	-190
Change vs prior year	-110	+320	+590	+560	+360	+240	+730	+40	+380	+360

Gross Margin (%)	36.0%	36.2%	41.8%	42.7%	39.4%	38.4%	43.5%	42.2%	46.5%	43.0%

(1)In Q1 of fiscal year 2023, "All other" includes the negative impact from lower shipment volumes.
(2)In Q2 of fiscal year 2023, "All other" includes the negative impact from mix and assortment.
(3)In Q1 of fiscal year 2024, "All other" includes the impact from lower shipment volumes and mix and assortment.
(4)In Q2 of fiscal year 2024, "All other" includes the positive impact from higher shipment volumes and the negative impact from foreign exchange.
(5)In Q3 of fiscal year 2024, "All other" includes the negative impact from foreign exchange and higher trade promotion spending.

The Clorox Company
Supplemental Unaudited Condensed Information – Cash Flow
For the quarter ended June 30, 2024

Capital expenditures for the fourth quarter were $81 million versus $84 million in the year-ago quarter (Fiscal year 2024 = $212 million).
Depreciation and amortization expense for the fourth quarter was $59 million versus $62 million in the year-ago quarter (Fiscal year 2024 = $235 million).
Net cash provided by operations in the fourth quarter was $340 million, or 17.9% of net sales (Fiscal year 2024 = $695 million, or 9.8% of net sales).

Supplemental Unaudited Condensed Information – Free Cash Flow
Fiscal Year Free Cash Flow Reconciliation

Dollars in Millions and percentages based on rounded numbers

	Fiscal year 2024	Fiscal year 2023
Net cash provided by operations – GAAP	$695	$1,158
Less: Capital expenditures	$212	$228
Free cash flow – non-GAAP (1)	$483	$930
Free cash flow as a percentage of net sales – non-GAAP (1)	6.8%	12.6%
Net sales	$7,093	$7,389

(1)In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management uses free cash flow and free cash flow as a percentage of net sales to help assess the cash generation ability of the business and funds available for investing activities, such as acquisitions, investing in the business to drive growth and financing activities, including debt payments, dividend payments and stock repurchases. Free cash flow does not represent cash available only for discretionary expenditures since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures. In addition, free cash flow may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.

The Clorox Company
Supplemental Unaudited Reconciliation of Earnings Before Income Taxes to EBIT (1)(3) and Adjusted EBIT (2)(3)
Dollars in millions and percentages based on rounded numbers

	FY 2023					FY 2024

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
	9/30/22	12/31/22	3/31/23	6/30/23	6/30/23	9/30/23	12/31/23	3/31/24	6/30/24	6/30/24
Earnings (losses) before income taxes	$116	$130	($245)	$237	$238	$29	$136	($42)	$275	$398
Interest income	(2)	(3)	(4)	(7)	(16)	(10)	(7)	(4)	(2)	(23)
Interest expense	22	23	24	21	90	21	26	22	21	90
EBIT (1)(3)	$136	$150	($225)	$251	$312	$40	$155	($24)	$294	$465
EBIT margin (1)(3)	7.8%	8.7%	-11.7%	12.4%	4.2%	2.9%	7.8%	-1.3%	15.4%	6.6%
Loss on divestiture(4)	—	—	—	—	—	—	—	240	—	240
Pension settlement charge (5)	—	—	—	—	—	—	171	—	—	171
Cyberattack costs, net of insurance recoveries (6)	—	—	—	—	—	24	25	8	(28)	29
VMS impairment (7)	—	—	445	—	445	—	—	—	—	—
Streamlined operating model (8)	19	4	21	16	60	—	3	10	19	32
Digital capabilities and productivity enhancements investment (9)	20	25	28	27	100	27	32	26	23	108
Adjusted EBIT – non-GAAP (2)(3)	$175	$179	$269	$294	$917	$91	$386	$260	$308	$1,045
Adjusted EBIT margin (2)(3)	10.1%	10.4%	14.0%	14.6%	12.4%	6.6%	19.4%	14.3%	16.2%	14.7%
Net sales	$1,740	$1,715	$1,915	$2,019	$7,389	$1,386	$1,990	$1,814	$1,903	$7,093

(1)EBIT (a non-GAAP measure) represents earnings (losses) before income taxes (a GAAP measure), excluding interest income and interest expense, as reported above. EBIT margin is the ratio of EBIT to net sales.
(2)Adjusted EBIT (a non-GAAP measure) represents earnings (losses) before income taxes (a GAAP measure), excluding interest income, interest expense and other significant items that are nonrecurring or unusual (such as the pension settlement charge, incremental costs, net of insurance recoveries, related to the cyberattack, asset impairments, charges related to the streamlined operating model, charges related to the digital capabilities and productivity enhancements investment, significant losses/(gains) related to acquisitions / divestitures and other nonrecurring or unusual items as reported above). Adjusted EBIT margin is the ratio of adjusted EBIT to net sales. Refer to the Non-GAAP Financial Information within the earnings release for further discussion on the adjustments presented.
(3)In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management believes the presentation of EBIT, EBIT margin, adjusted EBIT and adjusted EBIT margin provides useful additional information to investors about trends in the company's operations and is useful for comparability of performance over time. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.
(4)Represents losses related to the divestiture of the Argentina business.
(5)Represents costs related to the settlement of the domestic qualified pension plan.
(6)Reflects incremental costs, net of insurance recoveries, related to the cyberattack incurred during fiscal year 2024. These costs relate primarily to third-party consulting services, including IT recovery and forensic experts and other professional services incurred to investigate and remediate the attack, as well as incremental operating costs from the resulting disruption to the company's business operations.
(7)Reflects a noncash impairment charge for goodwill and trademarks related to the VMS business.
(8)Reflects the restructuring and related costs, net incurred by the company for implementation of the streamlined operating model. These expenses were primarily attributable to employee-related costs and other associated costs. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.
(9)Reflects the operating expenses incurred by the company related to its digital capabilities and productivity enhancements investment. The majority of these expenses relate to external consulting fees. The remaining expenses relate to internal IT project management and supporting personnel costs and other costs. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.

The Clorox Company
Supplemental Unaudited Reconciliation of Adjusted Earnings Per Share (9)(11) and Adjusted Effective Tax Rate (10)(11)
(Dollars in millions except per share data)

	Diluted earnings per share			Effective tax rate
	Three months ended			Three months ended
	6/30/2024	6/30/2023	% Change	6/30/2024	6/30/2023
As reported (GAAP)	$1.73	$1.42	22%	19.7%	23.8%
Cyberattack costs, net of insurance recoveries (1)	(0.17)	—		(0.3)%	—
Streamlined operating model (2)	0.12	0.09		0.2%	0.1%
Digital capabilities and productivity enhancements investment (3)	0.14	0.16		0.3%	0.1%
As adjusted (Non-GAAP) (9)(10)(11)	$1.82	$1.67	9%	19.9%	24.0%

	Diluted earnings per share			Effective tax rate
	Twelve months ended			Twelve months ended
	6/30/2024	6/30/2023	% Change	6/30/2024	6/30/2023
As reported (GAAP)	$2.25	$1.20	88%	26.5%	32.4%
Loss on divestiture (4)	1.85	—		(8.6)%	—
Pension settlement charge (5)	1.04	—		0.9%	—
Cyberattack costs, net of insurance recoveries (1)	0.17	—		0.2%	—
VMS impairment (6)	—	2.91		—%	(8.9)%
Streamlined operating model (2)	0.20	0.37		0.2%	—
Digital capabilities and productivity enhancements investment (3)	0.66	0.61		0.9%	0.1%
As adjusted (Non-GAAP) (9)(10)(11)	$6.17	$5.09	21%	20.1%	23.6%

(1)During the three months ended Jun. 30, 2024, the company recognized approximately $28 ($21 after tax) of insurance recoveries related to the cyberattack, net of incremental costs incurred. In the twelve months ended Jun. 30, 2024, the company incurred approximately $29 ($22 after tax) of costs related to the cyberattack, net of insurance recoveries. These costs relate primarily to third-party consulting services, including IT recovery and forensic experts and other professional services incurred to investigate and remediate the attack, as well as incremental operating costs from the resulting disruption to the company's business operations.
(2)During the three and twelve months ended Jun. 30, 2024, the company incurred approximately $19 ($15 after tax) and $32 ($25 after tax), respectively, and during the three and twelve months ended Jun. 30, 2023, the company incurred approximately $16 ($11 after tax) and $60 ($45 after tax), respectively, of restructuring and related costs, net for implementation of the streamlined operating model. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.
(3)During the three and twelve months ended Jun. 30, 2024, the company incurred approximately $23 ($18 after tax) and $108 ($82 after tax), respectively,and during the three and twelve months ended Jun. 30, 2023, the company incurred approximately $27 ($21 after tax) and $100 ($76 after tax), respectively, of operating expenses related to its digital capabilities and productivity enhancements investment. Refer to the Non-GAAP Financial Information within the earnings release for further discussion.
(4)During the twelve months ended Jun. 30, 2024, the company incurred approximately $240 ($231 after tax) of costs related to the divestiture of the Argentina business.
(5)During the twelve months ended Jun. 30, 2024, the company incurred approximately $171 ($130 after tax) of costs related to the settlement of the domestic qualified pension plan.
(6)During the twelve months ended Jun. 30, 2023, noncash impairment charges of goodwill and trademarks were recorded of $445 ($362 after tax) related to the VMS business.

The Clorox Company

	Full year 2025 outlook
	Estimated range
	Diluted earnings per share		Effective tax rate
	Low	High	Midpoint
As estimated (GAAP)	$4.95	$5.20	28%
Expected loss on divestiture (7)	1.00	1.00	(4)%
Digital capabilities and productivity enhancements investment (8)	0.60	0.60	—
As adjusted (Non-GAAP) (9)(10)(11)	$6.55	$6.80	24%
(7)In fiscal year 2025, the company expects to incur approximately $114-$134 after tax, of costs related to the divestiture of the Better Health VMS business.
(8)In fiscal year 2025, the company expects to incur approximately $90-$100 ($68-$76 after tax) of operating expenses related to its digital capabilities and productivity enhancements investment.
(9)Adjusted EPS is defined as diluted earnings per share that excludes or has otherwise been adjusted for significant items that are nonrecurring or unusual. The income tax effect on non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.
(10)Adjusted ETR is defined as the effective tax rate that excludes or that has otherwise been adjusted for significant items that are nonrecurring or unusual.
(11)Adjusted EPS and adjusted ETR are supplemental information that management uses to help evaluate the company's historical and prospective financial performance on a consistent basis over time. Management believes that by adjusting for certain items affecting comparability of performance over time, such as the pension settlement charge, incremental costs, net of insurance recoveries, related to the cyberattack, asset impairments, charges related to the streamlined operating model, charges related to the digital capabilities and productivity enhancements investment, significant losses/(gains) related to acquisitions / divestitures and other nonrecurring or unusual items, investors and management are able to gain additional insight into the company's underlying operating performance on a consistent basis over time. However, adjusted EPS and adjusted ETR may not be the same as similar measures provided by other companies due to potential differences in methods of calculation or differences in which items are incorporated into these adjustments.